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                                                                   EXHIBIT 17(a)


THE ENTERPRISE GROUP OF FUNDS, INC.
NAME OF FUND [*PLEASE SEE ATTACHED EXPLANATORY NOTE.]
ATLANTA FINANCIAL CENTER
3343 PEACHTREE ROAD, N.E., SUITE 450
ATLANTA, GA 30326

TO VOTE BY TELEPHONE

1) Read the Prospectus and Proxy Statement and have the Proxy card below at hand.
2)  Call the toll free number on the Proxy card
3) Enter the control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website on the Proxy card.
2) Enter the control number set forth on the Proxy card and follow the simple instructions.




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                      THE ENTERPRISE GROUP OF FUNDS, INC.

                                  Name of Fund

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                               ATLANTA, GA 30326

                                     PROXY

               Special Joint Meeting of Shareholders ("Meeting")
                     February 10, 2003, 3 p.m. Eastern time

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Catherine R. McClellan and Herbert M. Williamson as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of the Fund held of record by the undersigned on November 15, 2002 at the Meeting to be held at the offices of The Enterprise Group of Funds, Inc., Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 at 3 p.m. Eastern time, on February 10, 2003 or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROSPECTUS AND PROXY STATEMENT DATED DECEMBER 27, 2002 FOR A DISCUSSION OF THE PROPOSALS.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

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| Control Number: __________________________________ |
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(For use in voting by telephone or via the Internet.)

TO VOTE, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK.

                                              KEEP THIS PORTION FOR YOUR RECORDS

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                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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THE ENTERPRISE GROUP OF FUNDS, INC.
Name of Fund

These Proposals are made and solicited on behalf of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS.


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VOTE ON PROPOSALS

                                                               FOR               AGAINST           ABSTAIN
1. Approval or disapproval of the Agreement and Plan of
Reorganization between Name of Fund and Enterprise Name
of Acquiring Fund.

2. To transact such other business that may properly come before the Meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.



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                                               Date


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Signature [PLEASE SIGN WITHIN BOX]             Date


-------------------------------------------
Title, if applicable


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Signature (Joint Owners)                       Date
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                               *EXPLANATORY NOTE

The Proxy Card (the "Card") is filed herewith in the form in which it will be used except that separate Cards will be used for each Fund and the name of the applicable Fund will be inserted on each Card in the place where the bracketed phrase "Name of Fund" appears. The following is the list of Fund names that will be inserted on the Cards:

Name of Fund:
Global Health Care Fund
Mid-Cap Growth Fund

Name of Acquiring Fund:
Capital Appreciation Fund
Managed Fund




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